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                                                  1. CONTRACT ID CODE  PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT        L             1        2

2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REG. NO.   5. PROJ NO. (If applicable)
   P00007                           BLK 16C             N00024-94-MR-91014                 4-385P-91014

6. ISSUED BY              CODE      N00024           7. ADMINISTERED BY              CODE  N63124
NAVAL SEA SYSTEMS COMMAND
2531 NATIONAL CENTER BLDG. 3                            SUPSHIP New Orleans
WASHINGTON, D.C. 20362-5160                             New Orleans, LA 70142-5700
BUYER/SYMBOL: J. M. Clement SEA 02225
PHONE: Area Code 703/602-1926

8. NAME AND ADDRESS OF CONTRACTOR      (No., street, county, State and ZIP Code)     9A. AMENDMENT OF SOLICITATION NO.

   Avondale Industries, Inc.                                                         9b. DATED (SEE ITEM 11)
   Shipyard Division
   P.O. Box 50280                                                                   10A. MODIFICATION OF CONTRACT/ORDER
   New Orleans, LA 70150-1967                                                    X       N00024-93-C-2205

                                                                                    10B. DATED (SEE ITEM 13)
CAGE CODE 96204           FACILITY CODE 70876                                            NOV 20 1992

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

     The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
/ / is   / / is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter; provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and the date specified.

12. ACCOUNTING AND APPROPRIATION     (If required)
    See Atached Financial Accounting Data Sheet

13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
    IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

    A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
       ORDER NO. IN ITEM 10A.

    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES
 X     such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
       43.103(B)

    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

    D. OTHER  (Specify type of modification and authority)

E.  IMPORTANT: Contractor (X) is not ( ) is required to sign this document and return    copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION      (Organize by UCF section headings, including solicitation contract subject matter where feasible)
                                 See Attached.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                     Jerry M. Clement
                                                     Contracting Officer

15B. CONTRACTOR/OFFEROR     15C. DATE SIGNED    16B. UNITED STATES OF AMERICA           16C. DATE SIGNED

----------------------------------------         BY       JERRY M. CLEMENT                   27 SEP 1994
(Signature of person authorized to sign)            (Signature of Contracting Officer)

NSN 7540-01-152-8070                    30-105                  STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                                       Perscribed by GSA
                                                                FAR (48 CFR) 53-243
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Contract N00024-93-C-2205 provides, in part, under Section B.3, Item(s) 0103 through 0411, that "the Government may require the contractor to furnish items
0103 through 0411 as specified in Section B, for delivery at the time(s) and place(s) and at the applicable price(s) set forth herein. The Option(s) will be exercised, if at all, by written or telegraphic notice from the Contracting
Officer sent within the time specified below:"

Pursuant to the above provisions the Government hereby exercises its option for
Item 0103 through 0111.

As a result of the above option exercise, this modification executes and fully funds CLINS 0103AA, 0103AB, 0107AA, 0107AB, 0110AA and 0110AB.

Funding in the amount of $420,333,562.00 is hereby provided in Attachment A to fully fund the effort in CLINS 0103AA, 0103AB, 0107AA, 0107AB, 0110AA and 0110AB. The Contract Value is increased from $266,378,284.00 by $420,333,562.00 to $686,711,846.00.

The total amount obligated on this modification is $480,391,562.00 which consists of $420,333,562.00 for the target price/fixed price as appropriate of
Items: 0103AA, 0103AB, 0107AA, 0107AB, 0110AA and 0110AB plus $28,622,000.00 and
$31,436,000.00 for Items 0103AA and 0103AB, respectively, for payments of compensation adjustments. See Attachment A (Financial Accounting Data Sheet) attached hereto.

Except as modified above, all other terms, conditions, and prices of the contract remain unchanged and in full force and effect.
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                        FINANCIAL ACCOUNTING DATA SHEET
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1. DOCUMENT NUMBER (PHN)   2. SUPPL PHN   3. DATE EFFECTIVE   4. PROCUREMENT REQUEST NO.   5. PAYING OFC   6. TYPE OF MOD.   7 TAC
                                             YR.  MO.  DA.
   N0002493C2205              P00007         94   09   23        N0002494MR91014.00

8.|
A |
C |
T |
  |
C |   9.            10.  11.   12. 13. 14.  15.                     ACCOUNTING DATA                                   16.
O |   REFERENCE                             A.   B.      C.   D.    E.       F.  G.     H.   I.     J. COST CODE
D |   DOCUMENT      REF                         APPRO-       OBJ   BCN                             PROJ
E |   NUMBER       ACRN CLIN SLIN QTY UNIT       PRI-   SUB- CLASS PARM RM  SA  AAA    TT   PAA    UNIT  MCC  PDLI&S  AMOUNT
  |                                        ACRN ATION   HEAD K. OTHER THAN NAVY ACCOUNTING DATA
  |
  | N0002494AF689RY     0103  AA            AE 1741611  89RY  000  SA  385  0  068342  2B  000000  22247  211  0000  $115,978,649.00
  |
  | N0002494AF389RZ     0103  AA                                                                                     $ 95,967,405.00
  | N0002494AF389RZ     0107  AA                                                                                     $    217,995.00
  | N0002494AF389RZ     0110  AA                                                                                     $     20,876.00
  |                                                                                                                  ---------------
  |                                         AF 1741611  89RZ  000  SA  385  0  068342  2B  000000  22247  211  0000  $ 96,206,276.00
  |
  | N0002494AF389RZ     0103  AA            AG 1741611  89RZ  000  SA  385  0  068342  2B  000000  22247  291  0000  $ 28,622,000.00
  |
  | N0002494AF389RZ     0103  AB                                                                                     $207,908,597.00
  | N0002494AF389RZ     0107  AB                                                                                     $    219,099.00
  | N0002494AF389RZ     0110  AB                                                                                     $     20,941.00
  |                                                                                                                  ---------------
  |                                         AH 1741611  89RZ  000  SA  385  0  068342  2B  000000  22248  211  0000  $208,148,637.00
  |
  | N0002494AF389RZ     0103  AB            AJ 1741611  89RZ  000  SA  385  0  068342  2B  000000  22248  291  0000  $ 31,436,000.00
__|
    REH, 01233                                                                                               TOTAL   $480,391,562.00

17. FINANCIAL MANAGER                       18. COMPTROLLER CLEARANCE
    HENRY W. FITZPATRICK, JR.

SIGNATURE                         DATE      OBLIGATION OF FUNDS IS AUTHORIZED      SIGNATURE                     DATE
                                 9/26/94   IN AMOUNTS SHOWN IN COLUMN 16 ABOVE    T.K. PARKER                   SEP 26 1994
                                                                                      BY DIRECTION OF
NAVSEA 7300/17 (REV 7-90) SUPERSEDES NAVMAT 7300/10)                                  CAPT M.C. FOOTE
                                                                                      DEPUTY COMMANDER/COMPTROLLER
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